INCOME TAXES	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
8.	INCOME TAXES

Income taxes charged to income were:

	2011	2010

Foreign - current	$14,608	$-

The amounts of U.S. and foreign income before income taxes, with a reconciliation of tax at the federal statutory rate (34%) with the provision for income taxes were:

	2011	2010

Loss (earnings) before income taxes:
United States	$965,303	$1,069,902
Foreign	123,479	(58,337)
	$1,088,782	$1,011,565
Computed "expected" income tax expense (benefit)	$(370,200)	$(343,900)
Foreign taxes below federal statutory rate	12,300	-
State income taxes, net of federal benefit	(43,600)	(40,500)
Travel, entertainment and other	4,008	10,100
Valuation allowance	412,100	374,300
Income tax expense (benefit)	$14,608	$-

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes. Major components of deferred tax assets and liabilities at December 31, 2011 and 2010 were:

	2011	2010

Net operating loss carryforwards	$1,688,500	$1,381,600
Capital loss carryforwards	630,100	478,300
Investments	(86,700)	8,900
Foreign operations	49,000	-
Total deferred tax assets	2,280,900	1,868,800
Valuation allowance	(2,280,900)	(1,868,800)
Net deferred tax assets	$-	$-

The Company has a net operating loss carryforward of approximately $4,443,000 which will expire at various dates beginning in 2024 through 2031, if not utilized. The Company has a capital loss carryforward of $1,658,000 which expires between 2015 and0 2016 if not utilized. The tax basis of investments is less than their book cost by approximately $228,000.